UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 15, 2017

Regional Health Properties, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	81-5166048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

454 Satellite Boulevard, NW

Suite 100

Suwanee, Georgia 30024

(Address of Principal Executive Offices)

(678) 869-5116

(Registrant’s telephone number, including area code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A (Amendment No. 1) (this “Amendment”) is being filed by Regional Health Properties, Inc. (“RHE”, and including AdCare Health Systems, Inc., RHE’s former parent and predecessor issuer, the “Company”) to amend the disclosure in Item 5.02 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 19, 2017 (the “Original Report”) to report that Brent Morrison was appointed as the Company’s interim President on October 18, 2017 (in addition to being appointed as interim Chief Executive Officer, as previously disclosed in the Original Report). Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Amendment is also being filed to amend and update Item 5.02 of the Original Report to provide certain compensation information for Mr. Morrison that was not determined at the time of filing of the Original Report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 18, 2017, the Company’s Board of Directors (the “Board”) appointed Brent Morrison, a director of the Company, to serve as the Company’s interim Chief Executive Officer and interim President. In connection with Mr. Morrison’s appointment as interim Chief Executive Officer and interim President, Mr. Morrison ceased to serve on the Board’s Audit Committee, Nominating Committee and Corporate Governance Committee. As of the date of filing of the Original Report, no determination had been made as to any compensation arrangements with respect to Mr. Morrison’s service as interim Chief Executive Officer and interim President.

On November 17, 2017, the Board and the Compensation Committee of the Board determined that Mr. Morrison will be entitled to receive, as compensation for his service as interim Chief Executive Officer and interim President,  a cash payment in the amount of $15,000 per month, without withholdings, payable on a date to be determined by Mr. Morrison, as well as reimbursement for reasonable travel and other out-of-pocket expenses incurred by Mr. Morrison in connection with the performance of his duties as interim Chief Executive Officer and interim President.

This Amendment is not amending or updating the Original Report except as described above.  As previously disclosed in the Original Report, on October 15, 2017, Allan J. Rimland, then President, Chief Executive Officer, Chief Financial Officer and a director of the Company, informed the Company of his decision to resign from all positions he held with the Company and its subsidiaries (including as the President, Chief Executive Officer, Chief Financial Officer and a director of the Company) for personal reasons and to explore other career opportunities. Such resignation was effective as of October 17, 2017. To the knowledge of the Company, Mr. Rimland’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

As previously disclosed in the Original Report, on October 18, 2017, the Board appointed E. Clinton Cain, the Company’s Senior Vice President, Chief Accounting Officer and Controller, to serve as the Company’s interim Chief Financial Officer. Mr. Cain is a named executive officer of the Company and compensation for his services to the Company as its Senior Vice President, Chief Accounting Officer and Controller is set forth in Item 11, “Executive Compensation”, of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, and is reportable under Item 402 of Regulation S-K.

As previously disclosed in the Original Report, prior to the appointment of Messrs. Morrison and Cain on October 17, 2017, the Board appointed David A. Tenwick, a director of the Company, as interim Chief Executive Officer pending further consideration by the Board of the interim Chief Financial Officer position. In connection with such further consideration, on October 18, 2017, the Board appointed Messrs. Morrison and Cain to the positions described above, and Mr. Tenwick stepped down as interim Chief Executive Officer. No compensation was paid or is payable to Mr. Tenwick in connection therewith.

Biographical information for Messrs. Morrison, Cain and Tenwick, as previously disclosed in the Original Report, is set forth below.

Mr. Morrison, age 42, has served as a director of the Company since October 2014. Mr. Morrison is currently the Managing Director of Zuma Capital Management LLC, a position he has held since 2012. Prior thereto, Mr. Morrison was a Research Analyst for Wells Fargo Advisors from 2012 to 2013, the Senior Research Analyst at the Strome Group, a private investment firm, from 2009 to 2012, a Research Analyst at Clocktower Capital, LLC, a global long/short equity hedge fund based in Beverly Hills, California, from 2007 to 2009 and a Vice President of Wilshire Associates, a financial consulting firm, from 1999 to 2007. Mr. Morrison also served on the board of directors of iPass Inc., which provides global enterprises and telecommunications carriers with cloud-based mobility management and Wi-Fi connectivity services, from May 2015 to June 2016.

Mr. Cain, age 37, has served as the Company’s Senior Vice President, Chief Accounting Officer and Controller since February 4, 2016. Mr. Cain previously served as Vice President of Finance at the Company beginning September 2014, before which time he worked as a Senior Financial Analyst at the Company beginning in June 2011. Prior to joining the Company, Mr. Cain worked as an audit associate at Habif, Arogeti & Wynne, LLP, in Atlanta, Georgia, and Huber, Erickson, and Bowman, LLC, in Salt Lake City, Utah, both certified public accounting firms. Mr. Cain is a Certified Public Accountant and has a Master of Accounting from the University of Utah and a B.S. in Accounting from Brigham Young University.

Mr. Tenwick, age 80, is the Company’s founder and has served as a director of the Company since its founding in August 1991. Mr. Tenwick also served as Chairman of the Board from the Company’s founding until March 2015 and as the Company’s Interim Chief Executive Officer and President from June 1, 2014 to November 1, 2014. In connection with his appointment as interim Chief Executive Officer on October 17, 2017, Mr. Tenwick will no longer serve on the Board’s Compensation Committee and Nominating and Corporate Governance Committee. As of October 18, 2017, no determination has been made as to any compensation arrangements with respect to Mr. Tenwick’s service as interim Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 8, 2018	REGIONAL HEALTH PROPERTIES, INC.

/s/ E. Clinton Cain
E. Clinton Cain
Interim Chief Financial Officer, Senior Vice President, Chief Accounting Officer and Controller

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